UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00043

Deutsche DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2020

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2020

Annual Report

to Shareholders

DWS Small Cap Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
8	Performance Summary
11	Portfolio Summary
13	Investment Portfolio
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Financial Highlights

30	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
44	Information About Your Fund’s Expenses
45	Tax Information
46	Advisory Agreement Board Considerations and Fee Evaluation
51	Board Members and Officers
56	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Small company stocks tend to be more volatile than medium-sized or large company stocks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Small Cap Growth Fund

Letter to Shareholders

Dear Shareholder:

The economic recovery from the COVID-19 pandemic proceeds, but the pace is moderating.

The most dynamic part of the recovery — the bounce back from lockdown — is likely to be behind us. Now a more arduous phase is beginning, in which incremental improvements will most probably be smaller. Some repercussions of the pandemic might only become apparent now, such as bankruptcies among smaller companies. While setbacks can be expected, we believe the overall direction of the economy should remain upward — provided there is no second, large-scale lockdown.

Along with an unprecedented slump in economic activity, we have seen unprecedented rescue packages through monetary and fiscal policy. DWS’s CIO Office believes accommodative monetary policy and very low interest rates could be with us for much longer. With little upside potential for wages, weak demand and a drastic under-utilization of capacities, we still see very low inflation rates.

In the coming months, we expect limited market upside taking into consideration that risks that are already on the horizon could provoke markets corrections. Increased market volatility could be fueled by a variety of events: the potential escalation in the U.S.-Chinese technology dispute; setbacks in the fight against COVID-19; failure to reach an agreement on the U.S. stimulus package; or events in the aftermath of the November elections.

While companies and societies improve their coexistence with the virus, not all sectors will benefit equally. For this reason, we believe that active management, with its close monitoring of developments, is critical. We believe that the close interaction between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make strategic and tactical decisions.

We appreciate your trust and welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the ‘Insights’ section of dws.com.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Small Cap Growth Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 8 through 10 for more complete performance information.

Management Process

In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies. Portfolio management also utilizes a “bottom-up” approach to selecting securities, focusing on stocks that it believes have superior growth prospects and above-average intermediate to long-term performance potential.

For its most recent fiscal year ended September 30, 2020, Class A shares of DWS Small Cap Growth Fund returned 9.86%, compared to the Russell 2000® Growth Index return of 15.71%. For the 12-month period, small-cap growth stocks as measured by the Russell 2000 Growth Index outpaced large-cap stocks as measured by the S&P 500 Index®, which returned 15.15%. During the period, the performance of large-cap equities was largely driven by the mega-cap technology stocks Apple, Amazon, Microsoft, Nvidia, Facebook, Netflix and Google, none of which were held by the Fund. Within the small-cap universe, the top-performing sectors were health care, consumer discretionary and information technology.

Over the past 12 months, equity markets experienced two very distinct periods of performance: the first, from the period prior to the onset of the COVID-19 outbreak in the United States, and the second, the period since then. For the first six months of the Fund’s fiscal year, the large-cap-dominated S&P 500 Index outperformed the small-cap Russell 2000 Growth Index by more than 540 basis points. However, during the first quarter of 2020, the COVID-19 pandemic began to gradually take its toll on the U.S. economy, resulting in the sharpest decline in U.S. GDP since the fourth quarter of 2008. Both the monetary and fiscal responses on the part

4	|	DWS Small Cap Growth Fund

of the U.S. Federal Reserve (the “Fed”) and Congress were aggressive, as the Fed reduced short-term rates to 0.00%-0.25%, and Congress passed a $2 trillion fiscal stimulus bill in March. Since the market lows in late March, risk assets have rebounded impressively. For the six months ended September 30, the Russell 2000 Growth Index was up 39.93% and outperformed the S&P 500 by more than 860 basis points.

Within the small-cap universe as measured by the Russell 2000 Growth Index, the health care, consumer discretionary and information technology sectors were the top performers during the 12-month period. The bond proxy sectors of real estate and utilities were the bottom performers, as segments of the real estate sector were negatively impacted by the pandemic. Energy was the worst-performing sector, as economic uncertainty, global travel bans and work-from-home mandates sharply reduced demand for oil.

“We believe that the small-cap segment is home to a wealth of stock-specific opportunities for bottom-up investors despite recent mixed performance.”

During the past 12 months, the Fund’s stock selection in health care, industrials and communication services detracted from returns. In addition, the Fund’s underweight in biotechnology stocks detracted from performance. The biotechnology sub-sector has historically contained many non-earning companies, but non-earning biotechnology stocks that the Fund did not hold outperformed during the most recent period. Conversely, stock selection in information technology, consumer discretionary and real estate along with an underweight to utilities contributed to Fund returns.

Positive Contributors to Fund Performance

For the most recent 12-month period, the top security-level contributors to performance included Camping World Holdings, Inc., Five9, Inc., Varonis Systems, Inc., Molina Healthcare, Inc. and Livongo Health, Inc. Camping World, a recreational vehicle (RV) retailer, experienced a significant increase in sales over the period as RVs were viewed by many as the safest means for travel/vacation during the pandemic. Five9, a provider of cloud-based contact center software that enables businesses to better utilize, analyze and adapt their workforce in the cloud, enjoyed favorable financial results. Varonis Systems, a security software firm, successfully transitioned from a license-based business to a software-as-a-service model, which accelerated customer adoption and revenue growth. In the case of Molina Healthcare, the company’s new CEO continued to help boost profitability and the firm’s ability to generate

DWS Small Cap Growth Fund	|	5

growth from acquisitions of small- to mid-sized Medicaid managed care plans. Lastly, Livongo Health, which specializes in digital health management for chronic conditions, announced that it had been acquired by Teledoc*, a leading telemedicine company, which boosted the stock.

Negative Contributors to Fund Performance

In terms of individual securities, holdings in The Brink’s Co., Sinclair Broadcast Group, Inc., Thermon Group Holdings, Inc. and Cinemark Holdings, Inc. weighed on performance. Shares of Brink’s, one of the world’s largest providers of secure cash transportation for banks and retailers, suffered as the company announced the poorly timed acquisition of British security firm G4S plc in late February, taking on additional leverage just as many of Brink’s “non-essential business” retail clients were shutting down due to quarantine orders. Sinclair Broadcast Group, a television station owner and operator was hurt by high leverage and declining local advertising due to COVID-19 and the lack of live sporting events being broadcast on regional sports networks. Thermon Group, which provides engineered thermal solutions for process industries, was negatively impacted by reduced energy demand, trimmed-down capital spending plans and delayed project completions. Finally, the Fund’s position in Cinemark, a leading movie theater operator, was hurt by the shutdown of movie theatres due to the coronavirus. The Fund continues to hold Brink’s, Sinclair Broadcasting, Thermon Group and Cinemark based on what we view as each company’s solid growth prospects once the pandemic eases. In general, we constantly evaluate relative upside, comparing existing holdings to possible new securities, and may look to reduce or exit a position should better opportunities arise.

Outlook and Positioning

While we are optimistic concerning the gradual normalization of the U.S. economy over the medium term, we are cognizant of the challenges that financial markets may face due to uncertainty over the timeline of a vaccine, the outcome of the election and events that may unfold in the future. However, we remain positive regarding equity market prospects, as central banks continue to be accommodative, U.S. consumption and consumer confidence have recovered off of depressed levels, and available fiscal stimulus has been widely utilized. It seems that the worst may be behind the economy and markets, but as we emerge from this crisis there will be lessons that hopefully will not be forgotten.

Small-cap stocks have historically performed best when real yields are rising based on economic recovery. We believe that the small-cap segment is home to a wealth of stock-specific opportunities for bottom-up investors despite recent mixed performance. In terms of sector positioning, the Fund remains overweight within the information technology, industrials and

6	|	DWS Small Cap Growth Fund

consumer discretionary sectors. Going forward, we will continue to look for healthy long-term growth businesses whose growth is in its early stages.

*	Not held in the portfolio as of 9/30/20

Portfolio Management Team

Peter Barsa, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 1999.

–	Portfolio Manager for DWS Global Small Cap, US Small Cap Growth and US Small Mid Cap Growth: New York.

–	Previously served as equity research analyst covering consumer discretionary and consumer staples and as global small cap equity research generalist.

–	BS in Finance, Villanova University.

Michael A. Sesser, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 2009.

–	Portfolio Manager and Equity Research Analyst: New York.

–	Previously, Business Intelligence Analyst, Corporate Executive Board (now owned by Gartner) from 2005–2007; Research Associate, Compass Lexecon (now owned by FTI Consulting) from 2003–2005.

–	BA in Ethics, Politics & Economics, Yale University; MBA (with distinction), Stephen M. Ross School of Business, University of Michigan.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest-capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US and Nasdaq. The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Consumer discretionary is the sector of the economy that includes companies (such as apparel and automobile companies) that sell nonessential goods and services.

Contribution and detraction incorporate both a security’s total return and its weighting in the fund.

Overweight means that a fund holds a higher weighting in a given sector or stock compared with its benchmark index. Underweight means that a fund holds a lower weighting in a given sector or stock.

DWS Small Cap Growth Fund	|	7

Performance Summary	September 30, 2020 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
Unadjusted for Sales Charge	9.86%	7.02%	10.34%
Adjusted for the Maximum Sales Charge (max 5.75% load)	3.55%	5.76%	9.69%
Russell 2000® Growth Index†	15.71%	11.42%	12.34%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
Unadjusted for Sales Charge	9.02%	6.21%	9.52%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	9.02%	6.21%	9.52%
Russell 2000® Growth Index†	15.71%	11.42%	12.34%

Class R	1-Year	5-Year	Life of Class*

Average Annual Total Returns as of 9/30/20
No Sales Charges	9.63%	6.75%	8.36%
Russell 2000® Growth Index†	15.71%	11.42%	11.64%

Class R6	1-Year	5-Year	Life of Class**

Average Annual Total Returns as of 9/30/20
No Sales Charges	10.21%	7.34%	6.00%
Russell 2000® Growth Index†	15.71%	11.42%	9.29%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
No Sales Charges	10.13%	7.28%	10.61%
Russell 2000® Growth Index†	15.71%	11.42%	12.34%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
No Sales Charges	10.15%	7.29%	10.71%
Russell 2000® Growth Index†	15.71%	11.42%	12.34%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

8	|	DWS Small Cap Growth Fund

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2020 are 1.26%, 2.06%, 1.62%, 0.89%, 1.00%, 0.99% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

DWS Small Cap Growth Fund	|	9

*	Class R shares commenced operations on May 1, 2012.

**	Class R6 shares commenced operations on August 25, 2014.

†

The Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US and Nasdaq.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class

Net Asset Value
9/30/20	$29.18	$23.21	$28.36	$29.78	$30.99	$31.48
9/30/19	$26.56	$21.29	$25.87	$27.03	$28.14	$28.58

10	|	DWS Small Cap Growth Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/20	9/30/19
Common Stocks	98%	98%
Cash Equivalents	1%	2%
Exchange-Traded Funds	1%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks)	9/30/20	9/30/19
Health Care	34%	25%
Information Technology	21%	20%
Industrials	16%	21%
Consumer Discretionary	14%	14%
Financials	5%	6%
Real Estate	4%	5%
Consumer Staples	3%	3%
Materials	2%	2%
Communication Services	1%	2%
Energy	0%	2%
	100%	100%

DWS Small Cap Growth Fund	|	11

Ten Largest Equity Holdings at September 30, 2020 (19.0% of Net Assets)		Percent
1	Varonis Systems, Inc.	2.3%
	Designs and develops data security software solutions
2	Masonite International Corp.	2.2%
	Manufacturer of residential and commercial doors through its subsidiaries
3	TopBuild Corp.	2.2%
	Provider of insulation installation services
4	Rush Enterprises, Inc.	2.1%
	Retailer of new and used trucks
5	Five9, Inc.	1.9%
	Provider of cloud contact center software
6	Masimo Corp.	1.8%
	Designs, develops and licenses medical signal processing and sensor technology for the noninvasive monitoring of physiological parameters
7	Helen of Troy Ltd.	1.7%
	Designs, produces and markets brand-name hair dryers and hair accessories
8	Inphi Corp.	1.6%
	Provider of high-speed analog semiconductor solutions
9	Agilysys, Inc.	1.6%
	Developer of application software
10	MAXIMUS, Inc.	1.6%
	Provider of program management and consulting services

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 56 for contact information.

12	|	DWS Small Cap Growth Fund

Investment Portfolio	as of September 30, 2020

	Shares	Value ($)
Common Stocks 98.3%
Communication Services 0.7%

Entertainment 0.2%
Cinemark Holdings, Inc.	76,316	763,160

Media 0.5%
Sinclair Broadcast Group, Inc. “A” (a)	84,033	1,615,954

Consumer Discretionary 13.7%

Auto Components 1.5%

Fox Factory Holding Corp.*	57,119	4,245,655

Tenneco, Inc. “A”*	111,868	776,364

		5,022,019

Diversified Consumer Services 2.0%

Bright Horizons Family Solutions, Inc.*	13,590	2,066,224

K12, Inc.*	114,712	3,021,514

ServiceMaster Global Holdings, Inc.*	35,203	1,403,896

		6,491,634

Hotels, Restaurants & Leisure 1.4%

Hilton Grand Vacations, Inc.*	61,520	1,290,690

Jack in the Box, Inc.	38,892	3,084,524

		4,375,214

Household Durables 5.1%

Helen of Troy Ltd.* (a)	29,041	5,620,014

iRobot Corp.* (a)	35,107	2,664,621

LGI Homes, Inc.*	10,411	1,209,446

TopBuild Corp.*	42,279	7,216,603

		16,710,684

Leisure Products 1.3%
YETI Holdings, Inc.*	93,801	4,251,061

Specialty Retail 2.4%

Burlington Stores, Inc.* (a)	9,290	1,914,576

Camping World Holdings, Inc. “A”	161,917	4,817,031

The Children’s Place, Inc. (a)	33,473	948,959

Vroom, Inc.*	5,570	288,415

		7,968,981

Consumer Staples 3.3%

Food & Staples Retailing 1.5%
Casey’s General Stores, Inc.	27,603	4,903,673

Food Products 0.0%
Vital Farms, Inc.* (a)	2,985	120,982

The accompanying notes are an integral part of the financial statements.

DWS Small Cap Growth Fund	|	13

	Shares	Value ($)

Household Products 1.8%

Church & Dwight Co., Inc.	35,194	3,298,030

Spectrum Brands Holdings, Inc.	43,726	2,499,378

		5,797,408

Energy 0.3%

Energy Equipment & Services 0.1%
SEACOR Marine Holdings, Inc.*	54,796	111,236

Oil, Gas & Consumable Fuels 0.2%
Contango Oil & Gas Co.* (a)	529,476	709,498

Financials 4.5%

Banks 1.3%

South State Corp.	30,730	1,479,650

Synovus Financial Corp.	70,008	1,482,069

TriState Capital Holdings, Inc.*	84,962	1,124,897

		4,086,616

Capital Markets 1.2%

Affiliated Managers Group, Inc.	15,215	1,040,402

Moelis & Co. “A”	83,995	2,951,584

		3,991,986

Consumer Finance 0.7%
Green Dot Corp. “A”*	44,996	2,277,248

Insurance 1.3%
Progressive Corp.	45,332	4,291,580

Health Care 33.1%

Biotechnology 15.1%

Acceleron Pharma, Inc.*	23,613	2,657,171

Amicus Therapeutics, Inc.*	90,313	1,275,220

Apellis Pharmaceuticals, Inc.* (a)	55,718	1,681,012

Arena Pharmaceuticals, Inc.*	47,249	3,533,753

Biohaven Pharmaceutical Holding Co., Ltd.*	44,023	2,861,935

BioMarin Pharmaceutical, Inc.*	38,727	2,946,350

Blueprint Medicines Corp.*	28,334	2,626,562

ChemoCentryx, Inc.*	32,897	1,802,756

Deciphera Pharmaceuticals, Inc.*	22,322	1,145,119

Emergent BioSolutions, Inc.*	42,728	4,415,084

Global Blood Therapeutics, Inc.*	21,100	1,163,454

Heron Therapeutics, Inc.*	137,437	2,036,816

Immunomedics, Inc.*	9,576	814,247

Invitae Corp.* (a)	50,244	2,178,077

Iovance Biotherapeutics, Inc.*	17,310	569,845

Ligand Pharmaceuticals, Inc.* (a)	21,586	2,057,577

Mirati Therapeutics, Inc.*	19,721	3,274,672

The accompanying notes are an integral part of the financial statements.

14	|	DWS Small Cap Growth Fund

	Shares	Value ($)

Momenta Pharmaceuticals, Inc.*	39,988	2,098,570

Natera, Inc.*	31,778	2,295,643

Neurocrine Biosciences, Inc.*	31,623	3,040,868

Retrophin, Inc.*	136,387	2,517,704

Ultragenyx Pharmaceutical, Inc.*	28,347	2,329,840

		49,322,275

Health Care Equipment & Supplies 7.5%

Cardiovascular Systems, Inc.*	64,765	2,548,503

Globus Medical, Inc. “A”*	38,038	1,883,642

Haemonetics Corp.*	13,754	1,200,037

iRhythm Technologies, Inc.*	20,175	4,803,869

Masimo Corp.*	24,125	5,694,948

Natus Medical, Inc.*	80,982	1,387,222

Nevro Corp.*	16,997	2,367,682

Outset Medical, Inc.*	4,030	201,500

Quidel Corp.*	8,740	1,917,381

Tandem Diabetes Care, Inc.*	23,207	2,633,994

		24,638,778

Health Care Providers & Services 6.1%

AMN Healthcare Services, Inc.*	84,857	4,960,740

HealthEquity, Inc.*	24,766	1,272,229

Molina Healthcare, Inc.*	21,615	3,956,410

Option Care Health, Inc.*	149,597	2,000,112

Providence Service Corp.*	48,927	4,545,807

RadNet, Inc.*	165,276	2,536,987

Tivity Health, Inc.*	37,104	520,198

		19,792,483

Health Care Technology 1.6%

HMS Holdings Corp.*	154,543	3,701,305

Livongo Health, Inc.*	11,902	1,666,875

		5,368,180

Pharmaceuticals 2.8%

ANI Pharmaceuticals, Inc.*	47,170	1,330,666

Avadel Pharmaceuticals PLC (ADR)* (a)	79,006	398,190

MyoKardia, Inc.*	19,073	2,600,222

Pacira BioSciences, Inc.* (a)	76,241	4,583,609

Reata Pharmaceuticals, Inc. “A”*	3,264	317,979

		9,230,666

Industrials 15.9%

Aerospace & Defense 1.4%
Ducommun, Inc.*	144,631	4,761,252

Building Products 4.1%

Advanced Drainage Systems, Inc.	33,434	2,087,619

The accompanying notes are an integral part of the financial statements.

DWS Small Cap Growth Fund	|	15

	Shares	Value ($)

AZEK Co., Inc.*	12,678	441,321

Builders FirstSource, Inc.*	105,572	3,443,759

Masonite International Corp.*	74,120	7,293,408

		13,266,107

Commercial Services & Supplies 1.9%

MSA Safety, Inc.	24,574	3,297,093

The Brink’s Co.	74,440	3,058,740

		6,355,833

Construction & Engineering 1.0%
MasTec, Inc.* (a)	74,549	3,145,968

Electrical Equipment 1.7%

Allied Motion Technologies, Inc.	53,498	2,208,398

Plug Power, Inc.*	124,717	1,672,455

Thermon Group Holdings, Inc.*	142,636	1,601,802

		5,482,655

Machinery 0.9%

Hillenbrand, Inc.	49,624	1,407,337

Hyster-Yale Materials Handling, Inc.	43,754	1,625,461

		3,032,798

Professional Services 1.3%
Kforce, Inc.	128,147	4,122,489

Trading Companies & Distributors 3.6%

H&E Equipment Services, Inc.	132,333	2,601,667

Rush Enterprises, Inc. “A”	135,555	6,850,950

Titan Machinery, Inc.*	178,785	2,365,325

		11,817,942

Information Technology 20.8%

Communications Equipment 1.4%

Calix, Inc.*	56,297	1,000,961

Lumentum Holdings, Inc.*	46,130	3,465,747

		4,466,708

IT Services 2.4%

MAXIMUS, Inc.	74,339	5,085,531

WEX, Inc.*	9,244	1,284,639

WNS Holdings Ltd. (ADR)*	25,213	1,612,623

		7,982,793

Semiconductors & Semiconductor Equipment 4.4%

Advanced Energy Industries, Inc.*	42,567	2,679,167

CMC Materials, Inc. *	19,057	2,721,530

Entegris, Inc.	29,901	2,222,840

Inphi Corp.*	46,362	5,204,135

The accompanying notes are an integral part of the financial statements.

16	|	DWS Small Cap Growth Fund

	Shares	Value ($)

Semtech Corp.*	30,278	1,603,523

		14,431,195

Software 12.6%

Agilysys, Inc.*	215,385	5,203,701

Aspen Technology, Inc.*	28,156	3,564,268

Cornerstone OnDemand, Inc.*	77,374	2,813,319

Envestnet, Inc.*	57,666	4,449,508

Five9, Inc.*	48,388	6,274,956

Intelligent Systems Corp.* (a)	21,055	820,724

LivePerson, Inc.* (a)	45,013	2,340,226

Proofpoint, Inc.*	25,358	2,676,537

QAD, Inc. “A”	95,042	4,010,772

Tyler Technologies, Inc.*	4,464	1,555,972

Varonis Systems, Inc.*	65,561	7,567,051

		41,277,034

Materials 2.1%

Construction Materials 1.3%

Eagle Materials, Inc.	43,066	3,717,457

U.S. Concrete, Inc.*	22,100	641,784

		4,359,241

Metals & Mining 0.8%
Cleveland-Cliffs, Inc. (a)	401,421	2,577,123

Real Estate 3.9%

Equity Real Estate Investment Trusts (REITs)

Americold Realty Trust	48,879	1,747,424

EastGroup Properties, Inc.	15,720	2,033,067

Essential Properties Realty Trust, Inc.	126,641	2,320,063

Four Corners Property Trust, Inc.	77,435	1,981,562

National Storage Affiliates Trust	13,597	444,758

QTS Realty Trust, Inc. “A”	65,305	4,115,521

		12,642,395
Total Common Stocks (Cost $256,192,059)		321,562,849

Exchange-Traded Funds 0.5%
SPDR S&P Biotech ETF (a) (Cost $1,331,593)	14,644	1,631,781

Securities Lending Collateral 7.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.04% (b) (c) (Cost $23,719,536)	23,719,536	23,719,536

The accompanying notes are an integral part of the financial statements.

DWS Small Cap Growth Fund	|	17

	Shares	Value ($)
Cash Equivalents 1.3%
DWS Central Cash Management Government Fund, 0.09% (b) (Cost $4,223,762)	4,223,762	4,223,762

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $285,466,950)	107.4	351,137,928
Other Assets and Liabilities, Net	(7.4)	(24,131,340)

Net Assets	100.0	327,006,588

A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2020 are as follows:

Value ($) at 9/30/2019	Pur- chases Cost ($)		Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 9/30/2020	Value ($) at 9/30/2020
Securities Lending Collateral 7.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.04% (b) (c)
16,349,929	7,369,607	(d)	—	—	—	215,020	—	23,719,536	23,719,536
Cash Equivalents 1.3%
DWS Central Cash Management Government Fund, 0.09% (b)
6,299,058	43,256,668		45,331,964	—	—	37,572	—	4,223,762	4,223,762
22,648,987	50,626,275		45,331,964	—	—	252,592	—	27,943,298	27,943,298

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at September 30, 2020 amounted to $22,984,045, which is 7.0% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended September 30, 2020.

ADR: American Depositary Receipt

S&P: Standard & Poor’s

SPDR: Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

18	|	DWS Small Cap Growth Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$321,562,849	$—	$—	$321,562,849
Exchange-Traded Funds	1,631,781	—	—	1,631,781
Short-Term Investments (e)	27,943,298	—	—	27,943,298
Total	$351,137,928	$—	$—	$351,137,928

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

DWS Small Cap Growth Fund	|	19

Statement of Assets and Liabilities

as of September 30, 2020

Assets
Investments in non-affiliated securities, at value (cost $257,523,652) — including $22,984,045 of securities loaned	$323,194,630
Investment in DWS Government & Agency Securities Portfolio (cost $23,719,536)*	23,719,536
Investment in DWS Central Cash Management Government Fund (cost $4,223,762)	4,223,762
Cash	10,000
Foreign currency, at value (cost $31)	31
Receivable for investments sold	1,763,699
Receivable for Fund shares sold	19,586
Dividends receivable	131,692
Interest receivable	6,369
Other assets	37,473
Total assets	353,106,778

Liabilities
Payable upon return of securities loaned	23,719,536
Payable for investments purchased	1,495,560
Payable for Fund shares redeemed	329,545
Accrued management fee	177,383
Accrued Trustees’ fees	4,407
Other accrued expenses and payables	373,759
Total liabilities	26,100,190
Net assets, at value	$327,006,588

Net Assets Consist of
Distributable earnings (loss)	60,617,594
Paid-in capital	266,388,994
Net assets, at value	$327,006,588

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

20	|	DWS Small Cap Growth Fund

Statement of Assets and Liabilities as of September 30, 2020 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($134,432,357 ÷ 4,607,698 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$29.18

Maximum offering price per share (100 ÷ 94.25 of $29.18)	$30.96
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,763,327 ÷ 205,254 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$23.21
Class R

Net Asset Value, offering and redemption price per share ($2,844,251 ÷ 100,308 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$28.36
Class R6

Net Asset Value, offering and redemption price per share ($222,489 ÷ 7,470 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$29.78
Class S

Net Asset Value, offering and redemption price per share ($174,453,739 ÷ 5,628,792 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$30.99
Institutional Class

Net Asset Value, offering and redemption price per share ($10,290,425 ÷ 326,916 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$31.48

The accompanying notes are an integral part of the financial statements.

DWS Small Cap Growth Fund	|	21

Statement of Operations

for the year ended September 30, 2020

Investment Income
Income:

Dividends (net of foreign taxes withheld of $3,495)	$2,351,672
Income distributions — DWS Central Cash Management Government Fund	37,572
Securities lending income, net of borrower rebates	215,020
Total income	2,604,264
Expenses:

Management fee	2,098,869
Administration fee	317,630
Services to shareholders	598,736
Distribution and service fees	366,342
Custodian fee	5,177
Professional fees	64,059
Reports to shareholders	63,534
Registration fees	70,729
Trustees’ fees and expenses	12,558
Other	26,473
Total expenses before expense reductions	3,624,107
Expense reductions	(94,521)
Total expenses after expense reductions	3,529,586
Net investment income (loss)	(925,322)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	5,017,397
Change in net unrealized appreciation (depreciation) on Investments	26,454,896
Net gain (loss)	31,472,293
Net increase (decrease) in net assets resulting from operations	$30,546,971

The accompanying notes are an integral part of the financial statements.

22	|	DWS Small Cap Growth Fund

Statements of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income (loss)	$(925,322)	$(629,036)
Net realized gain (loss)	5,017,397	(9,429,048)
Change in net unrealized appreciation (depreciation)	26,454,896	(43,214,323)
Net increase (decrease) in net assets resulting from operations	30,546,971	(53,272,407)
Distributions to shareholders:

Class A	—	(28,550,833)
Class C	—	(1,432,672)
Class R	—	(634,410)
Class R6	—	(57,666)
Class S	—	(33,628,182)
Institutional Class	—	(1,629,492)
Total distributions	—	(65,933,255)
Fund share transactions:

Proceeds from shares sold	9,862,196	14,871,872
Reinvestment of distributions	—	63,553,068
Payments for shares redeemed	(60,453,470)	(65,700,395)
Net increase (decrease) in net assets from Fund share transactions	(50,591,274)	12,724,545
Increase (decrease) in net assets	(20,044,303)	(106,481,117)
Net assets at beginning of period	347,050,891	453,532,008

Net assets at end of period	$327,006,588	$347,050,891

The accompanying notes are an integral part of the financial statements.

DWS Small Cap Growth Fund	|	23

Financial Highlights

DWS Small Cap Growth Fund — Class A
	Years Ended September 30,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$26.56	$36.89	$33.55	$27.77	$28.22
Income (loss) from investment operations:

Net investment income (loss)[a]	(.11)	(.08)	(.17)	(.18)	(.17)
Net realized and unrealized gain (loss)	2.73	(4.59)	4.97	5.96	1.34
Total from investment operations	2.62	(4.67)	4.80	5.78	1.17
Less distributions from:
Net realized gains	—	(5.66)	(1.46)	—	(1.62)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$29.18	$26.56	$36.89	$33.55	$27.77
Total Return (%)[b,c]	9.86	(11.78)	14.82	20.81	4.41

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	134	145	192	191	36
Ratio of expenses before expense reductions (%)	1.25	1.26	1.26	1.41	1.37
Ratio of expenses after expense reductions (%)	1.22	1.21	1.16	1.17	1.30
Ratio of net investment income (loss) (%)	(.41)	(.30)	(.49)	(.59)	(.64)
Portfolio turnover rate (%)	14	16	43	32	50

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

24	|	DWS Small Cap Growth Fund

DWS Small Cap Growth Fund — Class C
	Years Ended September 30,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$21.29	$31.10	$28.72	$23.96	$24.74
Income (loss) from investment operations:

Net investment income (loss)[a]	(.25)	(.24)	(.38)	(.34)	(.32)
Net realized and unrealized gain (loss)	2.17	(3.91)	4.22	5.10	1.16
Total from investment operations	1.92	(4.15)	3.84	4.76	.84
Less distributions from:
Net realized gains	—	(5.66)	(1.46)	—	(1.62)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$23.21	$21.29	$31.10	$28.72	$23.96
Total Return (%)[b,c]	9.02	(12.41)	13.89	19.87	3.65

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	9	15	7
Ratio of expenses before expense reductions (%)	2.10	2.06	2.08	2.14	2.14
Ratio of expenses after expense reductions (%)	1.97	1.96	1.93	1.92	2.05
Ratio of net investment income (loss) (%)	(1.16)	(1.05)	(1.27)	(1.33)	(1.39)
Portfolio turnover rate (%)	14	16	43	32	50

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Small Cap Growth Fund	|	25

DWS Small Cap Growth Fund — Class R
	Years Ended September 30,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$25.87	$36.18	$33.03	$27.41	$27.94
Income (loss) from investment operations:

Net investment income (loss)[a]	(.17)	(.15)	(.27)	(.25)	(.23)
Net realized and unrealized gain (loss)	2.66	(4.50)	4.88	5.87	1.32
Total from investment operations	2.49	(4.65)	4.61	5.62	1.09
Less distributions from:
Net realized gains	—	(5.66)	(1.46)	—	(1.62)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$28.36	$25.87	$36.18	$33.03	$27.41
Total Return (%)[b]	9.63	(11.99)	14.46	20.50	4.15

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	4	4	4
Ratio of expenses before expense reductions (%)	1.59	1.62	1.59	1.73	1.69
Ratio of expenses after expense reductions (%)	1.47	1.46	1.45	1.42	1.55
Ratio of net investment income (loss) (%)	(.67)	(.54)	(.79)	(.83)	(.89)
Portfolio turnover rate (%)	14	16	43	32	50

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

26	|	DWS Small Cap Growth Fund

DWS Small Cap Growth Fund — Class R6
	Years Ended September 30,
	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$27.03	$37.32	$33.82	$27.94		$28.29
Income (loss) from investment operations:

Net investment income (loss)[a]	(.02)	(.01)	(.07)	(.10)		(.07)
Net realized and unrealized gain (loss)	2.77	(4.62)	5.03	5.98		1.34
Total from investment operations	2.75	(4.63)	4.96	5.88		1.27
Less distributions from:
Net realized gains	—	(5.66)	(1.46)	—		(1.62)
Redemption fees	—	—	—	.00	*	.00 *
Net asset value, end of period	$29.78	$27.03	$37.32	$33.82		$27.94
Total Return (%)	10.17	(11.50)	15.15	21.05	[b]	4.77 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	222	306	953	1,144		923
Ratio of expenses before expense reductions (%)	.89	.89	.86	.98		.96
Ratio of expenses after expense reductions (%)	.89	.89	.86	.92		.94
Ratio of net investment income (loss) (%)	(.08)	(.02)	(.20)	(.33)		(.25)
Portfolio turnover rate (%)	14	16	43	32		50

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Small Cap Growth Fund	|	27

DWS Small Cap Growth Fund — Class S
	Years Ended September 30,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$28.14	$38.60	$34.96	$28.87	$29.20
Income (loss) from investment operations:

Net investment income (loss)[a]	(.05)	(.01)	(.09)	(.10)	(.11)
Net realized and unrealized gain (loss)	2.90	(4.79)	5.19	6.19	1.40
Total from investment operations	2.85	(4.80)	5.10	6.09	1.29
Less distributions from:
Net realized gains	—	(5.66)	(1.46)	—	(1.62)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$30.99	$28.14	$38.60	$34.96	$28.87
Total Return (%)[b]	10.13	(11.56)	15.09	21.09	4.68

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	174	184	235	228	79
Ratio of expenses before expense reductions (%)	.99	1.00	.98	1.14	1.16
Ratio of expenses after expense reductions (%)	.97	.95	.92	.92	1.06
Ratio of net investment income (loss) (%)	(.16)	(.04)	(.25)	(.33)	(.40)
Portfolio turnover rate (%)	14	16	43	32	50

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

28	|	DWS Small Cap Growth Fund

DWS Small Cap Growth Fund — Institutional Class
	Years Ended September 30,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$28.58	$39.09	$35.39	$29.23	$29.53
Income (loss) from investment operations:

Net investment income (loss)[a]	(.05)	(.01)	(.10)	(.10)	(.09)
Net realized and unrealized gain (loss)	2.95	(4.84)	5.26	6.26	1.41
Total from investment operations	2.90	(4.85)	5.16	6.16	1.32
Less distributions from:
Net realized gains	—	(5.66)	(1.46)	—	(1.62)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$31.48	$28.58	$39.09	$35.39	$29.23
Total Return (%)[b]	10.15	(11.55)	15.07	21.07	4.73

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	9	13	18	11
Ratio of expenses before expense reductions (%)	.99	.99	.94	1.02	.99
Ratio of expenses after expense reductions (%)	.97	.95	.92	.92	.96
Ratio of net investment income (loss) (%)	(.17)	(.05)	(.27)	(.33)	(.32)
Portfolio turnover rate (%)	14	16	43	32	50

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Small Cap Growth Fund	|	29

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Small Cap Growth Fund (the “Fund”) is a diversified series of Deutsche DWS Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R shares and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

30	|	DWS Small Cap Growth Fund

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Prior to December 12, 2019, Brown Brothers Harriman & Co. was the lending agent for the Fund. Effective December 12, 2019, Deutsche Bank AG, as lending agent, lends

DWS Small Cap Growth Fund	|	31

securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or U.S. Treasury securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended September 30, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized effective rate as of September 30, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2020, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of September 30, 2020
	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Securities Lending Transactions
Common Stocks	$22,055,136	$—	$—	$—	$22,055,136
Exchange-Traded Funds	1,664,400	—	—	—	1,664,400
Total Borrowings	$23,719,536	$—	$—	$—	$23,719,536
Gross amount of recognized liabilities for securities lending transactions					$23,719,536

32	|	DWS Small Cap Growth Fund

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2020, the Fund had a net tax basis short-term capital loss carryforward of approximately $4,590,000, which may be applied against realized net taxable capital gains indefinitely.

In addition, from January 1, 2020 through September 30, 2020, the Fund elects to defer qualified late year losses of approximately $636,864 of net ordinary losses and treat them as arising in the fiscal year ending September 30, 2021.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2020, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(4,590,000)
Net unrealized appreciation (depreciation) on investments	$65,844,936

At September 30, 2020, the aggregate cost of investments for federal income tax purposes was $285,292,992. The net unrealized appreciation for all investments based on tax cost was $65,844,936. This consisted of aggregate gross unrealized appreciation for all investments for which

DWS Small Cap Growth Fund	|	33

there was an excess of value over tax cost of $103,114,590 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $37,269,654.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2020	2019
Distributions from long-term capital gains	$—	$65,933,255

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended September 30, 2020, purchases and sales of investment securities (excluding short-term investments) aggregated $45,775,029 and $95,100,112, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

34	|	DWS Small Cap Growth Fund

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.65%
Next $1.0 billion of such net assets	.60%
Next $2.5 billion of such net assets	.55%
Next $2.5 billion of such net assets	.54%
Next $2.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.52%
Over $11.5 billion of such net assets	.51%

Accordingly, for the year ended September 30, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

For the period from October 1, 2019 through January 31, 2020, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.21%
Class C	1.96%
Class R	1.46%
Class R6	.95%
Class S	.95%
Institutional Class	.95%

For the period from February 1, 2020 through September 30, 2020, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.23%
Class C	1.98%
Class R	1.48%
Class R6	.98%
Class S	.98%
Institutional Class	.98%

DWS Small Cap Growth Fund	|	35

Effective October 1, 2020 through September 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.21%
Class C	1.96%
Class R	1.46%
Class R6	.96%
Class S	.96%
Institutional Class	.96%

For the year ended September 30, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$38,762
Class C	6,287
Class R	3,293
Class S	44,107
Institutional Class	2,072
$94,521

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2020, the Administration Fee was $317,630, of which $25,856 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing

36	|	DWS Small Cap Growth Fund

fee it receives from the Fund. For the year ended September 30, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2020
Class A	$109,517	$16,391
Class C	2,745	429
Class R	349	53
Class R6	98	12
Class S	150,453	22,720
Institutional Class	796	136
	$263,958	$39,741

In addition, for the year ended September 30, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$111,826
Class C	9,336
Class R	6,241
Class S	84,882
Institutional Class	12,198
$224,483

Distribution and Service Fees. Under the Fund’s Class C and R 12b-1 plans, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended September 30, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2020
Class C	$35,850	$2,937
Class R	7,151	587
	$43,001	$3,524

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, C and R shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these

DWS Small Cap Growth Fund	|	37

services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2020	Annual Rate
Class A	$304,554	$57,705	.23%
Class C	11,646	2,270	.24%
Class R	7,141	1,207	.25%
	$323,341	$61,182

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2020 aggregated $3,703.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2020, the CDSC for Class C shares aggregated $6. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2020, DDI received $171 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended September 30, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $14,894, of which $7,310 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund

38	|	DWS Small Cap Growth Fund

in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Effective December 12, 2019, Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended September 30, 2020, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $11,211.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2020.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	138,806	$3,601,001	248,151	$6,695,563
Class C	15,654	330,328	16,430	366,456
Class R	15,253	382,996	24,270	701,853
Class R6	738	19,383	890	25,564
Class S	123,192	3,354,677	130,103	3,805,651
Institutional Class	77,930	2,173,811	112,764	3,276,785
		$9,862,196		$14,871,872

DWS Small Cap Growth Fund	|	39

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	—	$—	1,079,547	$27,096,625
Class C	—	—	68,273	1,381,849
Class R	—	—	25,894	634,410
Class R6	—	—	2,264	57,666
Class S	—	—	1,234,137	32,753,026
Institutional Class	—	—	60,441	1,629,492
		$—		$63,553,068

Shares redeemed
Class A	(978,650)	$(26,119,455)	(1,096,076)	$(30,433,539)
Class C	(57,845)	(1,206,865)	(114,735)	(2,612,341)
Class R	(43,736)	(1,162,456)	(23,628)	(627,868)
Class R6	(4,597)	(132,104)	(17,353)	(537,538)
Class S	(1,039,139)	(29,673,726)	(908,815)	(26,310,919)
Institutional Class	(75,010)	(2,158,864)	(176,706)	(5,178,190)
		$(60,453,470)		$(65,700,395)

Net increase (decrease)
Class A	(839,844)	$(22,518,454)	231,622	$3,358,649
Class C	(42,191)	(876,537)	(30,032)	(864,036)
Class R	(28,483)	(779,460)	26,536	708,395
Class R6	(3,859)	(112,721)	(14,199)	(454,308)
Class S	(915,947)	(26,319,049)	455,425	10,247,758
Institutional Class	2,920	14,947	(3,501)	(271,913)
		$(50,591,274)		$12,724,545

F. Other — COVID-19 Pandemic

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the

40	|	DWS Small Cap Growth Fund

Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

DWS Small Cap Growth Fund	|	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Investment Trust and Shareholders of DWS Small Cap Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Small Cap Growth Fund (the “Fund”) (one of the funds constituting Deutsche DWS Investment Trust) (the “Trust”), including the investment portfolio, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Investment Trust) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended September 30, 2016, September 30, 2017 and September 30, 2018, were audited by another independent registered public accounting firm whose report, dated November 20, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

42	|	DWS Small Cap Growth Fund

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

November 23, 2020

DWS Small Cap Growth Fund	|	43

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, Class C, Class R, Class S and Institutional Class shares; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2020 to September 30, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

44	|	DWS Small Cap Growth Fund

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2020 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/20	$1,416.50	$1,410.90	$1,414.50	$1,418.60	$1,417.70	$1,418.00
Expenses Paid per $1,000*	$7.43	$11.93	$8.93	$5.44	$5.92	$5.92

Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/20	$1,018.85	$1,015.10	$1,017.60	$1,020.50	$1,020.10	$1,020.10
Expenses Paid per $1,000*	$6.21	$9.97	$7.47	$4.55	$4.95	$4.95

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
DWS Small Cap Growth Fund	1.23%	1.98%	1.48%	.90%	.98%	.98%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Small Cap Growth Fund	|	45

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Cap Growth Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing

46	|	DWS Small Cap Growth Fund

expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2019. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to

DWS Small Cap Growth Fund	|	47

improve performance. The Board noted changes in the portfolio management team, effective April 19, 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from

48	|	DWS Small Cap Growth Fund

advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by

DWS Small Cap Growth Fund	|	49

DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

50	|	DWS Small Cap Growth Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar the capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—

DWS Small Cap Growth Fund	|	51

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)

52	|	DWS Small Cap Growth Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

DWS Small Cap Growth Fund	|	53

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present

Managing Director[3], DWS; Secretary, DWS USA Corporation (2018-present); Assistant Secretary, DWS Distributors, Inc.(2018-present); Director and Vice President, DWS Service Company (2018-present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018-present); Director and President, DB Investment Managers, Inc. (2018-present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017-present); formerly: Vice President for the Deutsche funds (2016-2017); Assistant Secretary for the DWS funds (2013-2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013-2020)

Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (Since October 16, 2020); and Episcopalian Charities of New York (2018-present)

John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)

54	|	DWS Small Cap Growth Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Small Cap Growth Fund	|	55

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

56	|	DWS Small Cap Growth Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SSDAX	SSDCX	SSDSX	SSDIX
CUSIP Number	25157M 885	25157M 703	25157M 604	25157M 505
Fund Number	471	771	2314	1471

For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	SSDGX	SSDZX
CUSIP Number	25157M 638	25157M 596
Fund Number	1571	1614

DWS Small Cap Growth Fund	|	57

Notes

Notes

Notes

Notes

Notes

Notes

DSCGF-2

(R-024425-10 11/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Small Cap Growth Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$38,433	$0	$8,565	$0
2019	$38,433	$0	$8,755	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$625,431	$0
2019	$0	$740,482	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$8,565	$625,431	$0	$633,996
2019	$8,755	$740,482	$0	$749,237

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Growth Fund, a series of Deutsche DWS Investment Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/27/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/27/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/27/2020